Exhibit 99.1

News Release

FOR IMMEDIATE RELEASE	Media contact:

June 12, 2025	Katie Magnotta
201-602-9235
katie.magnotta@verizon.com

Verizon announces private exchange offers for 10 series of

notes and related tender offers open to certain investors

NEW YORK, N.Y. - Verizon Communications Inc. (“Verizon”) (NYSE, Nasdaq: VZ) today announced the commencement of two related transactions to repurchase 10 series of its outstanding notes listed in the tables below.

Exchange Offers

The first transaction consists of 10 separate private offers to exchange (the “Exchange Offers”) any and all of the outstanding series of notes listed in the table below (collectively, the “Old Notes”) in exchange for newly issued debt securities of Verizon (the “New Notes”), on the terms and subject to the conditions set forth in the Offering Memorandum dated June 12, 2025 (the “Offering Memorandum”), the eligibility letter (the “Eligibility Letter”) and the accompanying exchange offer notice of guaranteed delivery (the “Exchange Offer Notice of Guaranteed Delivery” which, together with the Offering Memorandum and the Eligibility Letter, constitute the “Exchange Offer Documents”). Only a holder who has duly completed and returned an Eligibility Letter certifying that it is either (1) a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”)); or (2) a person located outside the United States who is (i) not a “U.S. person” (as defined in Rule 902 under the Securities Act), (ii) not acting for the account or benefit of a U.S. person and (iii) a “Non-U.S. qualified offeree” (as defined below), are authorized to receive the Offering Memorandum and to participate in the Exchange Offers (such holders, “Exchange Offer Eligible Holders”).

The Exchange Offers will each expire at 5:00 p.m. (Eastern time) on June 18, 2025, unless extended or earlier terminated (such date and time with respect to an Exchange Offer, as the same may be extended with respect to such Exchange Offer, the “Exchange Offer Expiration Date”). Old Notes tendered for exchange may be validly withdrawn at any time at or prior to 5:00 p.m. (Eastern time) on June 18, 2025, unless extended or earlier terminated (such date and time with respect to an Exchange Offer, as the same may be extended with respect to such Exchange Offer, the “Exchange Offer Withdrawal Date”), but not thereafter, unless extended by Verizon. The “Exchange Offer Settlement Date” with respect to an Exchange Offer will be promptly following the Exchange Offer Expiration Date and is expected to be June 25, 2025.

Unless otherwise defined herein, capitalized terms used have the respective meanings assigned thereto in the Exchange Offer Documents.

On the terms and subject to the conditions set forth in the Exchange Offer Documents, Verizon is offering to exchange any and all of its outstanding notes listed below for New Notes:

Acceptance Priority Level(1)	Title of Security	CUSIP Number(s)	Principal Amount Outstanding	Maturity Date	Par Call Date	Reference U.S. Treasury Security	Bloomberg Reference Page	Fixed Spread (basis points) (2)	Floating Rate Note Total Exchange Price(3)
1	1.450% Notes due 2026	92343VGG3	$838,579,000	March 20, 2026	February 20, 2026	4.625% due March 15, 2026	FIT3	+0	N/A
2	Floating Rate Notes due 2026	92343VGE8	$212,932,000	March 20, 2026	N/A	N/A	N/A	N/A	$1,006.00
3	4.125% Notes due 2027	92343VDY7	$2,903,541,000	March 16, 2027	N/A	3.875% due May 31, 2027	FIT1	+15	N/A
4	3.000% Notes due 2027	92343VFF6	$569,992,000	March 22, 2027	January 22, 2027	3.875% due May 31, 2027	FIT1	+15	N/A
5	4.329% Notes due 2028	92343VER1/ 92343VEQ3/ U9221ABK3	$3,640,515,000	September 21, 2028	N/A	3.875% due June 15, 2028	FIT1	+20	N/A
6	2.100% Notes due 2028	92343VGH1	$2,139,693,000	March 22, 2028	January 22, 2028	3.875% due June 15, 2028	FIT1	+15	N/A
7	4.016% Notes due 2029	92343VEU4/ 92343VET7/ U9221ABL1	$4,000,000,000	December 3, 2029	September 3, 2029	4.000% due May 31, 2030	FIT1	+30	N/A
8	3.150% Notes due 2030	92343VFE9	$1,464,080,000	March 22, 2030	December 22, 2029	4.000% due May 31, 2030	FIT1	+35	N/A
9	1.680% Notes due 2030	92343VFX7/ 92343VFN9/ U9221ABS6	$1,098,195,000	October 30, 2030	July 30, 2030	4.000% due May 31, 2030	FIT1	+55	N/A
10	7.750% Notes due 2030	92344GAM8/ 92344GAC0	$562,561,000	December 1, 2030	N/A	4.000% due May 31, 2030	FIT1	+60	N/A

(1)

Subject to the satisfaction or waiver of the conditions of the Exchange Offers described in the Offering Memorandum, if the New Notes Capacity Condition and/or the corresponding Cash Offer Completion Condition is not satisfied with respect to every series of Old Notes, Verizon will accept Old Notes for exchange in the order of their respective Acceptance Priority Level specified in the table above (each, an “Acceptance Priority Level,” with 1 being the highest Acceptance Priority Level and 10 being the lowest Acceptance Priority Level). It is possible that a series of Old Notes with a particular Acceptance Priority Level will not be accepted for exchange even if one or more series with a higher or lower Acceptance Priority Level are accepted for purchase.

(2)

The Total Exchange Price payable per each $1,000 principal amount of a series of Old Notes validly tendered for exchange other than the Floating Rate Notes (as defined below) (the “Fixed Rate Notes”) will be payable in a specified principal amount of New Notes and will be based on the fixed spread specified in the table above (the “Fixed Spread”) for the applicable series of Fixed Rate Notes, plus the yield of the specified Reference U.S. Treasury Security for that series (as quoted on the applicable Bloomberg Reference Page listed in the table above) as of 11:00 a.m. (New York City time) on June 18, 2025, unless extended with respect to the applicable Exchange Offer (such date and time with respect to an Exchange Offer, as the same may be extended with respect to such Exchange Offer, the “Price Determination Date”). See “Description of the Exchange Offers—Determination of the Total Exchange Price.” The Total Exchange Price does not include the applicable Accrued Coupon Payment, which will be payable in cash in addition to the applicable Total Exchange Price.

(3)

The Total Exchange Price payable per each $1,000 principal amount of floating rate notes due 2026 (the “Floating Rate Notes”) validly tendered for exchange will be payable in a specified principal amount of New Notes. Any Floating Rate Notes validly tendered and accepted by us, will receive the Total Exchange Price listed above for the Floating Rate Notes.

Upon the terms and subject to the conditions set forth in the Exchange Offer Documents, Exchange Offer Eligible Holders who (i) validly tender, and who do not validly withdraw, Old Notes at or prior to the Exchange Offer Expiration Date or (ii) deliver a properly completed and duly executed Notice of Guaranteed Delivery and all other required documents at or prior to the , Exchange Offer Expiration Date and validly tender their Old Notes at or prior to the Guaranteed Delivery Date pursuant to the Guaranteed Delivery Procedures, and whose Old Notes are accepted for exchange by us, will receive the applicable Total Exchange Price for each $1,000 principal amount of such Old Notes, which will be payable in principal amount of New Notes.

Verizon is offering to accept for exchange validly tendered Old Notes using a “waterfall” methodology under which such Old Notes of different series will be accepted in the order of their respective Acceptance Priority Levels as listed in the table above, subject to a $2.5 billion cap on the maximum aggregate principal amount of New Notes that Verizon will issue in all of the Exchange Offers (the “New Notes Maximum Amount”). However, subject to applicable law, Verizon, in its sole discretion, has the option to waive or increase the New Notes Maximum Amount at any time.

Subject to the satisfaction or waiver of the conditions of the Exchange Offers described in the Offering Memorandum, Verizon will, in accordance with the Acceptance Priority Levels, accept for exchange all Old Notes of each series validly tendered and not validly withdrawn, so long as (1) the Total Exchange Price for all validly tendered and not validly withdrawn Old Notes of such series, plus (2) the Total Exchange Price for all validly tendered and not validly withdrawn Old Notes of all series having a higher Acceptance Priority Level than such series of Old Notes is equal to, or less than, the New Notes Maximum Amount; provided, however, Verizon may: (x) waive the New Notes Capacity Condition with respect to one or more Exchange Offers and accept all Old Notes of the series sought in such Exchange Offer, and of any series of Old Notes sought in Exchange Offers with a higher Acceptance Priority Level, validly tendered and not validly withdrawn; or (y) skip any Exchange Offer for Old Notes that would have caused the New Notes Maximum Amount to be exceeded and exchange all Old Notes of a given series in an Exchange Offer having a lower Acceptance Priority Level so long as Verizon is able to exchange the full amount of validly tendered and not validly withdrawn Notes in such Exchange Offer without exceeding the New Notes Maximum Amount. Subject to applicable law, Verizon may waive or increase the New Notes Maximum Amount at any time.

The table above sets forth the applicable Floating Rate Note Total Exchange Price payable by Verizon for each $1,000 principal amount of each series of Floating Rate Notes validly tendered at or prior to the Exchange Offer Expiration Date or the Exchange Offer Guaranteed Delivery Date pursuant to the guaranteed delivery procedures, and accepted by Verizon pursuant to the Exchange Offers.

The Total Exchange Price payable per each $1,000 principal amount of a series of Fixed Rate Notes validly tendered for exchange will be payable in a specified principal amount of New Notes and will be based on the fixed spread specified in the table above (the “Fixed Spread”) for the applicable series of Fixed Rate Notes, plus the yield of the specified Reference U.S. Treasury Security for that series (as quoted on the applicable Bloomberg Reference Page listed in the table above) as of 11:00 a.m. (New York City time) on June 18, 2025, unless extended with respect to the applicable Exchange Offer. Verizon will announce the applicable Fixed Rate Note Total Exchange Price for each series of Fixed Rate Notes as soon as practicable after such prices are determined by the lead dealer managers on the Exchange Offer Price Determination Date.

In addition to the applicable Total Exchange Price, Exchange Offer Eligible Holders whose Old Notes are accepted for exchange will receive a cash payment equal to the accrued and unpaid interest on such Old Notes from and including the immediately preceding interest payment date for such Old Notes to, but excluding, the relevant Exchange Offer Settlement Date. Interest will cease to accrue on the Exchange Offer Settlement Date for all Old Notes accepted in the Exchange Offers, including those Old Notes tendered through the guaranteed delivery procedures.

The New Notes will mature on July 2, 2037 and will bear interest at a rate per annum equal to the sum of (a) the yield of the 4.250% U.S. Treasury Security due May 15, 2035, as calculated by the lead dealer managers in accordance with standard market practice and as described in the Offering Memorandum, plus (b) 105 basis points, such sum rounded to the third decimal place when expressed as a percentage.

Pursuant to the Minimum Issue Requirement, Verizon will not complete the Exchange Offers if the aggregate principal amount of New Notes to be issued would be less than $750 million. Verizon may not waive the Minimum Issue Requirement.

In addition to the Minimum Issue Requirement, Verizon’s obligation to accept any series of Old Notes tendered in the Exchange Offers is subject to the satisfaction of certain conditions applicable to the Exchange Offer for such series as described in the Offering Memorandum, including, among others, the New Notes Capacity Condition and the Cash Offer Completion Condition. Verizon expressly reserves the right, subject to applicable law, to waive any and all conditions to any Exchange Offer, other than conditions described by Verizon as non-waivable.

The maximum principal amount of New Notes that Verizon will issue in all the Exchange Offers will not exceed $2.5 billion (the “New Notes Maximum Amount”), unless waived by Verizon as provided herein. Notwithstanding any other provision in the Offering Memorandum to the contrary, if at the Expiration Date, for a particular Exchange Offer, the Total Exchange Price payable for all validly tendered Old Notes of a particular series is greater than the New Notes Maximum Amount (after exchanging all validly tendered Old Notes of each series with a higher Acceptance Priority Level), then Verizon will not be obligated to accept for exchange, or issue any New Notes in exchange for, such series of Old Notes and may terminate the Exchange Offer with respect to such series of Old Notes (the “New Notes Capacity Condition”) in accordance with the Acceptance Priority Procedures described in the Offering Memorandum.

Each series of Old Notes that is subject to an Exchange Offer pursuant to the Exchange Offer Documents is also subject to a corresponding Cash Offer pursuant to the Offer to Purchase, which Cash Offer is only available to Ineligible Holders. The acceptance priority levels set forth in the Offer to Purchase correspond to the Acceptance Priority Levels set forth herein. Verizon’s obligation to complete an Exchange Offer with respect to a particular series of Old Notes is conditioned on the timely satisfaction or waiver of all conditions precedent to the completion of the corresponding Cash Offer for such series of Old Notes (with respect to each Exchange Offer, the “Cash Offer Completion Condition”), and Verizon’s obligation to complete a Cash Offer with respect to a particular series of Old Notes is subject to various conditions, as set forth in the Offer to Purchase, including (i) that all of the conditions precedent to the completion of the corresponding Exchange Offer are timely satisfied or waived and (ii) that the aggregate amount of cash (excluding any payments of accrued and unpaid interest) that would have to be paid to purchase any and all of the validly tendered Old Notes of such series in such Cash Offer does not exceed the applicable maximum cash amount specified in the Offer to Purchase. Verizon will terminate an Exchange Offer for a given series of Old Notes if it terminates the Cash Offer for such series of Old Notes, and Verizon will terminate the Cash Offer for a given series of Old

Notes if it terminates the Exchange Offer for such series of Old Notes. The termination of a Cash Offer for a series of Old Notes will not impact the Exchange Offers for any other series of Old Notes. The Cash Offer Completion Condition cannot be waived by Verizon. If Verizon extends any Cash Offer for a series of Old Notes for any reason, Verizon will extend the corresponding Exchange Offer for such series Old Notes.

If and when issued, the New Notes will not be registered under the Securities Act or any state securities laws. Therefore, the New Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws. Verizon will enter into a registration rights agreement with respect to the New Notes.

Global Bondholder Services Corporation will act as the Information Agent and the Exchange Agent for the Exchange Offers. Questions or requests for assistance related to the Exchange Offers or for additional copies of the Exchange Offer Documents may be directed to Global Bondholder Services Corporation at (212) 430-3774.You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offers. The Exchange Offer Documents can be accessed at the following link: https://gbsc-usa.com/eligibility/verizon.

Cash Offers

The second transaction consists of 10 separate offers to purchase for cash (the “Cash Offers”) any and all of each series of Old Notes, on the terms and subject to the conditions set forth in the Offer to Purchase dated June 12, 2025 (the “Offer to Purchase”), the certification instructions letter (the “Certification Instructions Letter”) and the accompanying cash offer notice of guaranteed delivery (the “Cash Offer Notice of

Guaranteed Delivery” which, together with the Offer to Purchase and the Certification Instructions Letter, constitute the “Tender Offer Documents” and, collectively with the Exchange Offer Documents, the “Offer Documents”). Only holders who are not Exchange Offer Eligible Holders (“Cash Offer Eligible Holders”) are eligible to participate in the Cash Offers. Holders of Old Notes participating in the Cash Offers will be required to complete the Certification Instructions Letter and certify that they are Cash Offer Eligible Holders.

Acceptance Priority Level(1)	Title of Security	CUSIP Number(s)	Principal Amount Outstanding	Maturity Date	Par Call Date	Reference U.S. Treasury Security	Bloomberg Reference Page	Fixed Spread (basis points) (2)	Floating Rate Note Total Consideration(3)
1	1.450% Notes due 2026	92343VGG3	$838,579,000	March 20, 2026	February 20, 2026	4.625% due March 15, 2026	FIT3	+0	N/A
2	Floating Rate Notes due 2026	92343VGE8	$212,932,000	March 20, 2026	N/A	N/A	N/A	N/A	$1,006.00
3	4.125% Notes due 2027	92343VDY7	$2,903,541,000	March 16, 2027	N/A	3.875% due May 31, 2027	FIT1	+15	N/A
4	3.000% Notes due 2027	92343VFF6	$569,992,000	March 22, 2027	January 22, 2027	3.875% due May 31, 2027	FIT1	+15	N/A
5	4.329% Notes due 2028	92343VER1/ 92343VEQ3/ U9221ABK3	$3,640,515,000	September 21, 2028	N/A	3.875% due June 15, 2028	FIT1	+20	N/A
6	2.100% Notes due 2028	92343VGH1	$2,139,693,000	March 22, 2028	January 22, 2028	3.875% due June 15, 2028	FIT1	+15	N/A
7	4.016% Notes due 2029	92343VEU4/ 92343VET7/ U9221ABL1	$4,000,000,000	December 3, 2029	September 3, 2029	4.000% due May 31, 2030	FIT1	+30	N/A
8	3.150% Notes due 2030	92343VFE9	$1,464,080,000	March 22, 2030	December 22, 2029	4.000% due May 31, 2030	FIT1	+35	N/A
9	1.680% Notes due 2030	92343VFX7/ 92343VFN9/ U9221ABS6	$1,098,195,000	October 30, 2030	July 30, 2030	4.000% due May 31, 2030	FIT1	+55	N/A
10	7.750% Notes due 2030	92344GAM8/ 92344GAC0	$562,561,000	December 1, 2030	N/A	4.000% due May 31, 2030	FIT1	+60	N/A

(1)

Subject to the satisfaction or waiver of the conditions of the Cash Offers described in the Offer to Purchase, including if the Maximum Total Consideration Condition is not satisfied with respect to every series of Old Notes, Verizon will accept Notes for purchase in the order of their respective Acceptance Priority Level specified in the table above (each, an “Acceptance Priority Level,” with 1 being the highest Acceptance Priority Level and 10 being the lowest Acceptance Priority Level). It is possible that a series of Old Notes with a particular Acceptance Priority Level will not be accepted for purchase even if one or more series with a higher or lower Acceptance Priority Level are accepted for purchase.

(2)

The Total Consideration for each series of Old Notes other than the Floating Rate Notes (the “Fixed Rate Notes”) (such consideration, the “Fixed Rate Note Total Consideration”) validly tendered will be determined in accordance with standard market practice, as described in the Offer to Purchase, to result in a Total Consideration payable per each $1,000 principal amount of each series of Fixed Rate Notes that equates to a yield to the maturity date (or Par Call Date, if applicable) in accordance with the formula set forth in Annex A to the Offer to Purchase, for the applicable series of Fixed Rate Notes, equal to the sum of (i) the yield corresponding to the bid side price of the applicable Reference U.S. Treasury Security specified in the table above for such series of Fixed Rate Notes at 11:00 a.m. (Eastern time) on June 18, 2025, unless extended with respect to the applicable Cash Offer (such date and time with respect to a Cash Offer, as the same may be extended with respect to such Cash Offer, the “Price Determination Date”) quoted on the applicable Bloomberg reference page listed in the table above plus (ii) the applicable Fixed Spread specified in the table above (the “Fixed Spread”) for such series of Fixed Rate Notes. See “Description of the Cash Offers—Determination of the Total Consideration.” The Total Consideration does not include the applicable Accrued Coupon Payment, which will be payable in cash in addition to the applicable Total Consideration.

(3)

Payable per each $1,000 principal amount of Floating Rate Notes validly tendered and not validly withdrawn at or prior to the Expiration Date or the Guaranteed Delivery Date pursuant to the Guaranteed Delivery Procedures and accepted for purchase (such amount, the “Floating Rate Note Total Consideration”).

The Cash Offers will each expire at 5:00 p.m. (Eastern time) on June 18, 2025, unless extended or earlier terminated (such date and time with respect to a Cash Offer, as the same may be extended with respect to such Cash Offer, the “Cash Offer Expiration Date”). Old Notes tendered for purchase may be validly withdrawn at any time at or prior to 5:00 p.m. (Eastern time) on June 18, 2025, unless extended or earlier terminated (such date and time with respect to a Cash Offer, as the same may be extended with respect to such Cash Offer, the “Cash Offer Withdrawal Date”), but not thereafter, unless extended by Verizon. The “Cash Offer Settlement Date” with respect to a Cash Offer will be promptly following the Cash Offer Expiration Date and is expected to be June 25, 2025.

Unless otherwise defined herein, capitalized terms used have the respective meanings assigned thereto in the Tender Offer Documents.

Upon the terms and subject to the conditions set forth in the Tender Offer Documents, Cash Offer Eligible Holders who (i) validly tender Old Notes at or prior to the Cash Offer Expiration Date or (ii) deliver a properly completed and duly executed Cash Offer Notice of Guaranteed Delivery at or prior to the Cash Offer Expiration Date and validly tender their Old Notes at or prior to 5:00 p.m. (Eastern time) on the second business day after the applicable Cash Offer Expiration Date (such date and time with respect to a Cash Offer, as the same may be extended with respect to such Cash Offer, the “Cash Offer Guaranteed Delivery Date”) pursuant to the guaranteed delivery procedures, and whose Old Notes are accepted for purchase by Verizon, will receive the applicable Total Consideration for each $1,000 principal amount of Old Notes, which will be payable in cash.

Subject to the satisfaction or waiver of the conditions of the Cash Offers described in the Offer to Purchase, Verizon will, in accordance with the Acceptance Priority Levels, accept for purchase all Old Notes of each series validly tendered and not validly withdrawn, so long as the Total Consideration, excluding the Accrued Coupon Payment, for all validly tendered and not validly withdrawn Notes of all series having a higher Acceptance Priority Level than such series of Old Notes is equal to, or less than, the Maximum Total Consideration Amount; provided, however, Verizon may: (x) waive the Maximum Total Consideration Condition with respect to one or more Cash Offers and accept all Old Notes of the series sought in such Cash Offer, and of any series of Old Notes sought in Cash Offers with a higher Acceptance Priority Level, validly tendered and not validly withdrawn; or (y) skip any Cash Offer for Old Notes that would have caused the Maximum Total Consideration Amount to be exceeded and purchase all Old Notes of a given series in an Cash Offer having a lower Acceptance Priority Level so long as Verizon is able to purchase the full amount of validly tendered and not validly withdrawn Notes in such Cash Offer without exceeding the Maximum Total Consideration Amount.

The table above sets forth the applicable Floating Rate Note Total Consideration payable by Verizon for each $1,000 principal amount of each series of Floating Rate Notes validly tendered at or prior to the Cash Offer Expiration Date or the Cash Offer Guaranteed Delivery Date pursuant to the guaranteed delivery procedures, and accepted by Verizon pursuant to the Cash Offers.

The applicable Fixed Rate Note Total Consideration payable by Verizon for each $1,000 principal amount of each series of Fixed Rate Notes validly tendered at or prior to the Cash Offer Expiration Date or the Cash Offer Guaranteed Delivery Date pursuant to the guaranteed delivery procedures, and accepted by Verizon pursuant to the Cash Offers, will be equal to the price, determined in accordance with standard market practice, as described in the Offer to Purchase, that equates to a yield to maturity equal to the sum of (a) the applicable fixed spread specified in the table above for each such series of Fixed Rate Notes, plus (b) the applicable reference yield, which shall be based on the bid-side price of the applicable Reference U.S. Treasury Security (specified in the table above) on the Cash Offer Price Determination Date.

Verizon will announce the applicable Fixed Rate Note Total Consideration for each series of Fixed Rate Notes as soon as practicable after they are determined by the lead dealer managers on the Cash Offer Price Determination Date. The Total Consideration has been determined by Verizon in its reasonable discretion to approximate the value of the Total Exchange Prices payable in New Notes in the corresponding Exchange Offers.

In addition to the applicable Total Consideration, Cash Offer Eligible Holders whose Old Notes are accepted for purchase will be paid accrued and unpaid interest on such Old Notes from and including the immediately preceding interest payment date for such Old Notes to, but excluding, the Cash Offer Settlement Date (the “Accrued Coupon Payment”). Interest will cease to accrue on the Cash Offer Settlement Date for all Old Notes accepted in the Cash Offers, including those Old Notes tendered through the guaranteed delivery procedures.

Verizon’s obligation to accept any series of Old Notes tendered in the Cash Offers is subject to the satisfaction of certain conditions applicable to the Cash Offer for such series as described in the Offer to Purchase, including the Maximum Total Consideration Condition and the Exchange Offer Completion Condition. Verizon expressly reserves the right, subject to applicable law, to waive any and all conditions to any Cash Offer, other than conditions described by Verizon as non-waivable.

Verizon’s obligation to complete a Cash Offer with respect to a particular series of Old Notes validly tendered is conditioned on aggregate Total Consideration, excluding the Accrued Coupon Payment, payable for Old Notes purchased in the Cash Offers not to exceed $300 million (the “Maximum Total Consideration Amount”). Verizon’s obligation to complete a Cash Offer with respect to a particular series of Old Notes validly tendered is conditioned on the Maximum Total Consideration Amount being sufficient to pay the Total Consideration, excluding the Accrued Coupon Payment, for all validly tendered Notes of such series (after accounting for all validly tendered Notes that have a higher Acceptance Priority Level).

Verizon reserves the right, but are under no obligation, to increase or waive the Maximum Total Consideration Amount, in our sole discretion subject to applicable law, with or without extending the Withdrawal Date. No assurance can be given that Verizon will increase or waive the Maximum Total Consideration Amount. If Cash Offer Eligible Holders tender more Old Notes in the Cash Offers than they expect to be accepted for purchase based on the Maximum Total Consideration Amount and Verizon subsequently accepts more than such Cash Offer Eligible Holders expected of such Old Notes tendered as a result of an increase of the Maximum Total Consideration Amount, such Cash Offer Eligible Holders may not be able to withdraw any of their previously tendered Notes. Accordingly, Cash Offer Eligible Holders should not tender any Old Notes that they do not wish to be accepted for purchase.

If the Maximum Total Consideration Condition is not satisfied with respect to each series of Old Notes, for (i) a series of Old Notes (the “First Non-Covered Notes”) for which the Maximum Total Consideration Amount is less than the sum of (x) the Aggregate Purchase Consideration for all validly tendered First Non-Covered Notes and (y) the Aggregate Purchase Consideration for all validly tendered Notes of all series, having a higher Acceptance Priority Level as set forth on the cover of the Offer to Purchase (with 1 being the highest Acceptance Priority Level and 10 being the lowest Acceptance Priority Level) than the First Non-Covered Notes, and (ii) all series of Old Notes with an Acceptance Priority Level lower than the First Non-Covered Notes (together with the First Non-Covered Notes, the “Non-Covered Notes”), then Verizon may, at any time on or prior to the Expiration Date: (x) waive the Maximum Total Consideration Condition with respect to one or more Cash Offers and accept all Old Notes of the series sought in such Cash Offer, and of any series of Old Notes sought in Cash Offers with a higher Acceptance Priority Level, validly tendered and not validly withdrawn; or (y) skip any Cash Offer for Old Notes that would have caused the Maximum Total Consideration Amount to be exceeded and purchase all Old Notes of a given series in an Cash Offer having a lower Acceptance Priority Level so long as Verizon is able to purchase the full amount of validly tendered and not validly withdrawn Notes in such Cash Offer without exceeding the Maximum Total Consideration Amount.

Verizon’s obligation to complete any Cash Offer with respect to a given series of Old Notes is conditioned on the completion of the corresponding Exchange Offer for such series of Old Notes (with respect to each Cash Offer, the “Exchange Offer Completion Condition”). Verizon will terminate the Cash Offer for a given series of Old Notes if it terminates the Exchange Offer for such series of Old Notes, and it will terminate the Exchange Offer for a given series of Old Notes if it terminates the Cash Offer for such series of Old Notes. The termination of an Exchange Offer for a series of Old Notes will not impact the Cash Offer for any other series of Old Notes. If Verizon extends the Exchange Offer for a series of Old Notes for any reason, Verizon will extend the corresponding Cash Offer for such series of Old Notes. The Exchange Offer Completion Condition cannot be waived by Verizon.

Global Bondholder Services Corporation will act as the Information Agent and the Tender Agent for the Cash Offers. Questions or requests for assistance related to the Cash Offers or for additional copies of the Tender Offer Documents may be directed to Global Bondholder Services Corporation at (212) 430-3774. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Cash Offers. The Tender Offer Documents can be accessed at the following link: https://www.gbsc-usa.com/verizon.

Verizon refers to the Exchange Offers and the Cash Offers, collectively, as the “Offers.”

If Verizon terminates any Offer with respect to one or more series of Old Notes, it will give prompt notice to the Tender Agent or Exchange Agent, as applicable, and all Old Notes tendered pursuant to such terminated Offer will be returned promptly to the tendering holders thereof. With effect from such termination, any Old Notes blocked in DTC will be released.

Holders are advised to check with any bank, securities broker or other intermediary through which they hold Old Notes as to when such intermediary needs to receive instructions from a holder in order for that holder to be able to participate in, or (in the circumstances in which revocation is permitted) revoke their instruction to participate in, the Exchange Offers or Cash Offers, as applicable, before the deadlines specified herein and in the Exchange Offer Documents or the Tender Offer Documents, as applicable. The deadlines set by any such intermediary and each clearing system for the submission and withdrawal of exchange instructions will also be earlier than the relevant deadlines specified herein and in the Exchange Offer Documents or the Tender Offer Documents, as applicable.

This announcement is for informational purposes only. This announcement is not an offer to purchase or a solicitation of an offer to purchase any Old Notes. The Exchange Offers are being made solely pursuant to the Offering Memorandum and related documents and the Cash Offers are being made solely pursuant to the Offer to Purchase and related documents. The Offers are not being made to holders of Old Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. In any jurisdiction in which the securities laws or blue sky laws require the Offers to be made by a licensed broker or dealer, the Offers will be deemed to be made on behalf of Verizon by the dealer managers or one or more registered brokers or dealers that are licensed under the laws of such jurisdiction.

This communication and any other documents or materials relating to the Exchange Offers have not been approved by an authorized person for the purposes of Section 21 of the Financial Services and Markets Act 2000, as amended (the “FSMA”). Accordingly, this announcement is not being distributed to, and must not be passed on to, persons within the United Kingdom save in circumstances where section 21(1) of the FSMA does not apply. Accordingly, this communication is only addressed to and directed at persons who are outside the United Kingdom and (i) persons falling within the definition of investment professionals (as defined in Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the “Financial Promotion Order”)), or (ii) within Article 43 of the Financial Promotion Order, or (iii) high net worth companies and other persons to whom it may lawfully be communicated falling within Article 49(2)(a) to (d) of the Financial Promotion Order, or (iv) to whom an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the FSMA) in connection with the issue or sale of any securities may otherwise lawfully be communicated or caused to be communicated (such persons together being “relevant persons”). The New Notes are only available to, and any invitation, offer or agreement to subscribe, purchase or otherwise acquire such New Notes will be engaged in only with, relevant persons. Any person who is not a relevant person should not act or rely on any document relating to the Exchange Offers or any of their contents.

This communication and any other documents or materials relating to the Exchange Offer are only addressed to and directed at persons in member states of the European Economic Area (the “EEA”), who are “Qualified Investors” within the meaning of Article 2(e) of Regulation (EU) 2017/1129. The New Notes are only available to, and any invitation, offer or agreement to subscribe, purchase or otherwise acquire such New Notes, will be engaged in only with, Qualified Investors. The Exchange Offer is only available to Qualified Investors. None of the information in the Offering Memorandum and any other documents and materials relating to the Exchange Offer should be acted upon or relied upon in any member state of the EEA by persons who are not Qualified Investors.

“Non-U.S. qualified offeree” means:

(i) in relation to any investor in the European Economic Area (the “EEA”), a qualified investor as defined in Regulation (EU) 2017/1129 (as amended or superseded) that is not a retail investor. For these purposes, a retail investor means a person who is one (or more) of: (a) a retail client as defined in point (11) of Article 4(1) of Directive 2014/65/EU (as amended, “MiFID II”); or (b) a customer within the meaning of Directive (EU) 2016/97, where that customer would not qualify as a professional client as defined in point (10) of Article 4(1) of MiFID II;

(ii) in relation to any investor in the United Kingdom, a qualified investor as defined in Article 2 of Regulation (EU) 2017/1129 as it forms part of domestic law by virtue of the European Union (Withdrawal) Act 2018 that is not a retail investor and that (a) has professional experience in matters relating to investments and qualifies as an investment professional within the meaning of Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (as amended, the “Financial Promotion Order”), (b) is a person falling within Article 49(2)(a) to (d) (“high net worth companies, unincorporated associations etc.”) of the Financial Promotion Order, or (c) is a person to whom an invitation or inducement to engage in investment activity (within the meaning of the Financial Services and Markets Act 2000, as amended (the “FSMA”)) in connection with the issue or sale of any notes may otherwise lawfully be communicated or caused to be communicated (all such persons together being referred to as “relevant persons”). For these purposes, a retail investor means a person who is one (or more) of: (x) a retail client, as defined in point (8) of Article 2 of Regulation (EU) No 2017/565 as it forms part of domestic law by virtue of the European Union (Withdrawal) Act 2018 (“EUWA”); or (y) a customer within the meaning of the provisions of the FSMA and any rules or regulations made under the FSMA to implement Directive (EU) 2016/97, where that customer would not qualify as a professional client, as defined in point (8) of Article 2(1) of Regulation (EU) No 600/2014 as it forms part of domestic law by virtue of the EUWA; or

(iii) any entity outside the U.S., the EEA and the United Kingdom to whom the Exchange Offer may be made in compliance with all applicable laws and regulations of any applicable jurisdiction without registration of the Exchange Offer or any related filing or approval.

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Cautionary Statement Regarding Forward-Looking Statements

In this communication Verizon has made forward-looking statements, including regarding the conduct and completion of the Offers. These forward-looking statements are not historical facts, but only predictions and generally can be identified by use of statements that include phrases such as “will,” “may,” “should,” “continue,” “anticipate,” “assume,” “believe,” “expect,” “plan,” “appear,” “project,” “estimate,” “hope,” “intend,”

“target,” “forecast,” or other words or phrases of similar import. Similarly, statements that describe our objectives, plans or goals also are forward-looking statements. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those currently anticipated, including those discussed in the Offering Memorandum and Offer to Purchase under the heading “Risk Factors” and under similar headings in other documents that are incorporated by reference in the Offering Memorandum and Offer to Purchase. Holders are urged to consider these risks and uncertainties carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on these forward-looking statements. The forward-looking statements included in this press release are made only as of the date of this press release, and Verizon undertakes no obligation to update publicly these forward-looking statements to reflect new information, future events or otherwise. In light of these risks, uncertainties and assumptions, the forward-looking events might or might not occur. Verizon cannot assure you that projected results or events will be achieved.